EXHIBIT 10.30

10

11

Doc#:DS3:499362.1   31-073
Doc#:DS3:499362.1   31-073
               AMENDMENT NO. 1 TO SFC MASTER TRUST
                POOLING AND SERVICING AGREEMENTS

          Amendment, dated as of December 16, 1996 (this
"Amendment") to each of:

          (a) the Pooling Agreement, dated as of November 16, 1994 (the "Pooling Agreement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee (in such capacity, the "Trustee"); and

          (b)  the Servicing Agreement, dated as of November 16,
     1994, among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time party thereto (each a "Servicer") and the Trustee.

                      W I T N E S S E T H :

          WHEREAS, the parties hereto wish to amend the Pooling
Agreement and the Servicing Agreement in the manner provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Pooling Agreement or the Servicing Agreement shall have their defined meanings when used herein, as the context requires.

          2.   Amendment of the Pooling Agreement.  The Pooling
Agreement is hereby amended as follows:

          (a)  Exhibit F to the Pooling Agreement (Form of Annual
     Opinion of Counsel) is hereby amended by replacing such
     exhibit in its entirety with the exhibit attached hereto as Annex A.

          (b) Subsection 2.8(g) of the Pooling Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

               "(g) Business of the Company. Engage at any time in any business or business activity other than the acquisition of Receivables pursuant to the Receivables Sale Agreement, the assignments and transfers hereunder and the other transactions contemplated by the Transaction Documents, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing, except those activities, agreements or instruments set forth on Schedule 5 or otherwise consented to pursuant to an amendment authorized by Section 10 herein.

          (c) Subsection 9.4(b) of the Pooling Agreement is hereby deleted in its entirety.

Nothing in this Amendment shall prevent the Master Servicer, the Company and the Trustee with the consent of each Enhancement Provider from amending (in accordance with Section 10.1(a) of the Pooling Agreement) the Pooling Agreement to authorize the sale of any Receivables by the Trust to the Company or any third party (other than any Seller) upon the termination of such Seller pursuant to and in accordance with the terms and conditions set forth in Section 9.14 of the Receivables Sale Agreement.

          3.   Amendment of the Servicing Agreement.  The
Servicing Agreement is hereby amended as follows: Article II of the Servicing Agreement is hereby amended by adding the following paragraph after Section 2.6:

          "2.7. Termination of Servicers. Upon the termination of a Seller pursuant to Section 9.14 of the Receivables Sale Agreement, such Seller shall automatically be terminated as a Servicer for all purposes hereunder without any action on any Person's part."

          4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Trustee of:

          (a) a counterpart hereof, duly executed and delivered by each of the Company, the Master Servicer, the Servicers and the Trustee;

          (b) a consent to this Amendment, in the form of Annex B, from Capital Markets Assurance Corporation, as the Enhancement Provider and the Control Party for each of the Term Certificates, Series 1994-1, and the VFC Certificates, Series 1996-1;

          (c) an officer's certificate of a Responsible Officer of the Company certifying that this Amendment shall not adversely affect in any material respect the interests of the Series 1994-1 Term Certificateholders or the Series 1996-1 Initial VFC Certificateholder;

          (d) a secretary's certificate from each of the Company and the Master Servicer certifying (i) board resolutions authorizing the execution and delivery of this Amendment,
     (ii) the incumbency of the natural persons authorized to execute and deliver this Amendment, (iii) the charter and bylaws of the Company or the Master Servicer, as the case may be, being correct and in full force and effect and (iv) copies of "good standing" certificates issued by the Secretary of State of the State of Delaware, certifying that each of the Company and the Master Servicer, as the case may be, is in good standing and has paid all taxes due to the State of Delaware, and including as annexes thereto the certificate of incorporation of the Company or the Master Servicer, as the case may be;

          (e) an opinion of counsel of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Company and the Master Servicer, opining as to (i) this Amendment being authorized pursuant to the Pooling Agreement, the Series 1994-1 Supplement and the Series 1996-1 Supplement, and (ii) all conditions precedent to the execution, delivery and performance of this Amendment being satisfied in full; and

          (f) written confirmation from each of Standard & Poor's Corporation and Moody's Investors Service Inc. stating that the execution and delivery of this Amendment will not result in a reduction or withdrawal of the rating of the Term Certificates.

          5. Continuing Effect of the Pooling Agreement and Servicing Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Pooling Agreement and Servicing Agreement are and shall remain in full force and effect.

          6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          7. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                         SPECIALTY FOODS FINANCE CORPORATION


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         SPECIALTY FOODS CORPORATION, as Master
                         Servicer


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         THE CHASE MANHATTAN BANK, as Trustee


                         By: /s/ Dennis Kildea
                         Name: Dennis Kildea
                         Title Trust Officer
                         BLOCH & GUGGENHEIMER, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

                         BURNS & RICKER, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         B & G FOODS, INC.

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         GAI'S SEATTLE FRENCH BAKING COMPANY


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

                         H&M FOOD SYSTEMS COMPANY, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         LANGENDORF BAKING CO. OF SEATTLE, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         METZ BAKING COMPANY (DE)


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

                         METZ BAKING COMPANY (IOWA)

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

                         MOTHER'S CAKE & COOKIE CO.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         ROSELAND MANUFACTURING, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         SAN FRANCISCO SOURDOUGH BAKERIES

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         STELLA FOODS EAST, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         STELLA FOODS, INC.

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         TBP HOLDINGS, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer
     ANNEX A

     EXHIBIT F TO
     POOLING AGREEMENT



                FORM OF ANNUAL OPINION OF COUNSEL

                    PROVISIONS TO BE INCLUDED
         IN ANNUAL OPINION OF COUNSEL DELIVERED PURSUANT
           TO SECTION 10.2(b) OF THE POOLING AGREEMENT


          The opinion set forth below, which is to be delivered pursuant to Section 10.2(b) of the Pooling Agreement, dated as of November 16, 1994, among Specialty Foods Finance Corporation (the "Company"), Specialty Foods Corporation, as Master Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on the Initial Closing Date with respect to similar matters.

          1. With respect to the transfer by the Sellers to the Company of all of such Sellers' right, title and interest in, to and under the Receivables, Related Property and proceeds of each thereof pursuant to the terms of the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (as amended, supplemented or otherwise modified, the "Receivables Sale Agreement), among the Company, the Master Servicer and each Subsidiary of the Master Servicer from time to time party thereto (each a "Seller"), no filing or other action, other than such filing or action described in such opinion, is necessary from the date of such opinion through 90 days into the following calendar year to continue the perfected and priority status of the interest of the Company in such Receivables, Related Property and proceeds of each thereof (collectively, the "Sellers' Property").

          2. With respect to the transfer by the Company to the Trust of all of Company's right, title and interest in, to and under the Receivables, Related Property, proceeds of each thereof, the Receivables Sale Agreement and the other Trust Assets pursuant to the terms of the Pooling Agreement, no filing or other action, other than such filing or action described in such opinion, is necessary from the date of such opinion through 90 days into the following calendar year to continue the perfected and priority status of the interest of the Trust in such Receivables, Related Property, proceeds of each thereof, the Receivables Sale Agreement and the other Trust Assets (the "Trust Property").

          3. Set forth on Schedule A to this opinion is a list of all UCC Financing Statements which have been filed by the Sellers relating to the Sellers' Property and by the Company relating to the Trust Property (collectively, the "Filed UCC Financing Statements") and the earliest and latest date under the applicable UCC on which continuation statements may be filed for each such financing statement.1

          4. Set forth on Schedule B hereto are all changes made by any Seller and the Company of its name, identity or corporate structure since the date of the most recent Annual Opinion of Counsel delivered. Each Seller or the Company, as the case may be, has timely filed amendments to the applicable Filed UCC Financing Statements reflecting any such change.

     ANNEX B


                        [FORM OF CONSENT]

The Chase Manhattan Bank,
 as Trustee
450 West 33rd Street, 15th Floor
New York, New York  10001
Attention:  Structured Finance Services (ABS)

Dear Sirs:

          We refer to the Amendment, dated as of December 16, 1996 (the "Amendment"), to each of: (a) the Pooling Agreement, dated as of November 16, 1994 (the "Pooling Agreement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee (in such capacity, the "Trustee"), and (b) the Servicing Agreement, dated as of November 16, 1994, among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time party thereto (each a "Servicer") and the Trustee. We hereby certify that we have been given adequate notice pursuant to Section 10.1 of the Pooling Agreement, Section 8.5 of the Series 1994-1 Supplement and Section 9.5 of the Series 1996-1 Supplement.

          We hereby consent to the execution and delivery of the Amendment (substantially in the form previously distributed to us) by the Company, the Master Servicer, the Servicers and the Trustee on our behalf.


                         Sincerely,


                         CAPITAL MARKETS ASSURANCE CORPORATION


                         By:
                            Name:
                            Title:


Dated:  December __, 1996